UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2023
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K filed by Schrödinger, Inc. on August 2, 2023 (the “Original Report”) is being filed solely for the purpose of correcting administrative errors whereby the cover page of the Original Report stated the date of the earliest event reported as “August 2, 2022” instead of “August 2, 2023” and the Inline XBRL tagging on the Original Report coded the period as the “24 months ending August 2, 2023” instead of “August 2, 2023”. Except for the foregoing, this Amendment does not modify or update any disclosure contained in the Original Report or its exhibits, but for ease of reference, this Amendment restates in its entirety the Original Report, as amended.
Item 2.02 Results of Operations and Financial Condition.
On August 2, 2023, Schrödinger, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
99.1	Press release dated August 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: August 3, 2023	By:	/s/ Geoffrey Porges
Geoffrey Porges, MBBS
Executive Vice President and Chief Financial Officer
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